SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant |_|

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   |_|  Preliminary Proxy Statement         |_| Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
   |_|  Definitive Proxy Statement
   |_|  Definitive Additional Materials
   |X|  Soliciting Material Pursuant to
        Rule 14a-12

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   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.
        (a) Title of each class of securities to which transaction applies:
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        (b) Aggregate number of securities to which transaction applies:
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        (c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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   |_|  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the
        offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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        (1) Amount Previously Paid:___________________________________________
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        (4) Date Filed: ______________________________________________________

                 As filed with the Commission on July 11, 2000